UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21208
Oppenheimer Select Value Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: April 30
Date of reporting period: 04/30/2008

Item 1. Reports to Stockholders.

April 30, 2008

Oppenheimer
Select Value Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Oil, Gas & Consumable Fuels	13.6%

Capital Markets	12.8

Semiconductors & Semiconductor Equipment	7.4

Electric Utilities	7.2

Chemicals	6.2

Pharmaceuticals	5.8

Insurance	5.5

Media	4.6

Machinery	4.4

Tobacco	3.9
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2008, and are based on net assets.

Top Ten Common Stock Holdings

Credit Suisse Group, ADR	5.1%

Goldman Sachs Group, Inc. (The)	5.0

Exxon Mobil Corp.	4.7

Navistar International Corp.	4.4

Exelon Corp.	4.1

AT&T, Inc.	3.6

Johnson & Johnson	3.3

Lam Research Corp.	3.1

FirstEnergy Corp.	3.1

Philip Morris International, Inc.	3.0
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2008, and are based on net assets.
For more current Fund holdings, please visit www.oppenheimerfunds.com.
6 | OPPENHEIMER SELECT VALUE FUND

Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2008, and are based on the total market value of common stocks.
7 | OPPENHEIMER SELECT VALUE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended April 30, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. During an extremely difficult market environment, the Fund’s Class A shares (without sales charge) returned -9.70% for the 12 months ended April 30, 2008, modestly underperforming the returns of the Russell 3000 Value Index, which returned -9.49%. Relative to the Russell 3000 Value Index, the Fund’s strongest relative performance was achieved in the industrials, consumer discretionary, and utilities sectors. On the other hand, results in the financial sector was the primary detractor from performance relative to the Russell 3000 Value Index. Although the Fund’s total returns were negatively affected by the overall volatile equity market conditions, we remain confident that the team’s consistent and unwavering focus on identifying companies with strong earnings growth potential at discounted prices among large-, mid- and small-cap stocks will continue to serve us well.
     The equity markets were quite volatile during the twelve-month reporting period. The big story of the period was the summer’s credit crunch. It began with sub-prime mortgages—high-interest loans made to homebuyers with very weak credit. As mortgage defaults and delinquencies rose, the housing market deteriorated, leading lenders to dramatically tighten their lending requirements. As a number of financial institutions experienced significant losses, the troubles soon spread to all but the very safest pockets of the financial markets. Equities around the world fell sharply in July and in the first half of August, before rebounding in the second half of August. The rally was short-lived, however, as the U.S. equity market continued to fall amidst recession fears, high oil prices and continuing credit difficulties.
     The financial sector was among the hardest hit, as investors worried that new credit problems could surface and weigh even further on companies’ earnings. However, in October, equities rose, fueled by positive momentum. In fact, the S&P 500 Index actually established a new record in the first few trading days in October. Shortly thereafter, as concerns over the resilience of the U.S. consumer mounted, a significant sell-off in the equity and bond markets ensued, as investors’ appetite for risk diminished. The banking system was also clearly under threat, as evidenced by the Federal Reserve Board’s (the “Fed’s”) bailout of Bear Stearns. Intense market volatility continued through the end of the period as the housing market continued to deteriorate, commodity prices continued to rise and economic data grew increasingly worrisome. Against this backdrop, the Fed moved aggressively to help stop the spreading credit crunch and deteriorating housing
8 | OPPENHEIMER SELECT VALUE FUND

market from sinking the economy by cutting its target for the federal-funds rate to 2.00% by period end. All of these factors unfolded during the twelve month reporting period, sending shock waves to consumer confidence and causing market distress.
     Relative to the Russell 3000 Value Index, the Fund’s best performance was achieved in the industrials, consumer discretionary, and utilities sectors. In each of these sectors, the Fund’s individual stock selection strategy was the primary driver of performance. Industrials stocks posted solid gains for the Fund, including our holding in Navistar International Corp. When we initiated our position in Navistar, a trucking company, we knew that the trucking business is often volatile. However, we believed Navistar was selling at an attractive price, especially considering the long-range earnings power of the company. The stock has been a strong performer for the Fund. Within the consumer discretionary sector, it was more a matter of what we did not own in comparison to the index. Even though the sector’s overall returns for the Fund were negative, the index performed much worse, with similar weightings in both the Fund and the index.
     Among the Fund’s utility stocks, gains primarily stemmed from its holdings in Exelon Corp. and FirstEnergy Corp. Both companies benefited from improved prospects for power prices. The Fund also benefited from several individual holdings which included Petroleo Brasileiro SA (Petrobras), Take-Two Interactive Software, Inc., Murphy Oil Corp., and Costco Wholesale Corp. Take-Two Interactive price rose significantly on a take over bid from rival Electronic Arts. The position was subsequently closed out. Petrobras (which we sold and took profits) and Murphy Oil Corp. fall within the energy sector, and the entire sector did quite well due to continuing higher commodity prices. Costco, the largest wholesale club operator in the U.S., performed well during the reporting period, and we sold out of the position and took profits.
     In this extremely difficult market environment, the sector that most hindered the Fund’s performance relative to the Russell 3000 Value Index was financials. Financial stocks were the hardest hit sector, both for the market, and on an absolute basis, for the Fund, primarily due to the uncertainty regarding the extent of their exposure to securities backed by troubled sub-prime mortgages and other credit concerns. E*TRADE Financial Corp., UBS AG, Wachovia Corp., National Financial Partners Corp. and Freddie Mac all fell during the reporting period. E*TRADE, a New-York based financial services company specializing in online discount stock brokerage, revealed that it had more credit quality issues than we had previously estimated. UBS, Wachovia Corp. and The Federal Loan Mortgage Corp. (Freddie Mac) also moved down on continued credit and mortgage related concerns. We exited our positions in E*TRADE, Freddie Mac and Wachovia by the end of the reporting period.
9 | OPPENHEIMER SELECT VALUE FUND

FUND PERFORMANCE DISCUSSION
     As of the end of the reporting period, our largest underweight positions relative to the Russell 3000 Value Index were in the financials and energy areas. The Fund’s most significant overweight positions were in the materials and information technology sectors.
     Looking forward, while we anticipate continued equity market volatility, primarily due to the troubled sub-prime mortgage and corporate lending markets, we are generally optimistic regarding the prospects for the Fund’s investment strategy and the Fund’s composition over the long term. We are confident that our stock selection strategy can continue to help us build a concentrated portfolio of stocks that have strong long-term fundamentals and are selling at what we believe are attractive valuations. In terms of the economy, growth has significantly declined with the final reading on Gross Domestic Product (GDP) standing at an anemic 0.6% for the fourth quarter and 0.9% for the first quarter of 2008. The decline in GDP has been primarily driven by an accelerated drop in most areas of the real estate market, rising energy prices and tightening lending standards. However, we believe that the Fed’s aggressive action in cutting its target for the federal-funds rate will eventually restore growth to the economy and help U.S. equities rebound. However, we believe the associated decline in stock prices creates long-term buying opportunities in companies that meet our criteria.
Comparing the Fund’s performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2008. In the case of Class A shares, performance is measured from the inception of the Class on November 26, 2002. In the case of Class B, Class C, Class N and Class Y shares, performance is measured from their inception of each Class on February 27, 2004. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the Russell 3000 Value Index and the S&P 500 Index. The Russell 3000 Value Index is an unmanaged index of U.S. companies that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. The indices are unmanaged and cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of
10 | OPPENHEIMER SELECT VALUE FUND

transaction costs, and none of the data in the graphs shows the effect of taxes. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
11 | OPPENHEIMER SELECT VALUE FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
—– Oppenheimer Select Value Fund (Class A)
– – Russell 3000 Value Index
• • • S&P 500 Index
12 | OPPENHEIMER SELECT VALUE FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
—– Oppenheimer Select Value Fund (Class B)
– – Russell 3000 Value Index
• • • S&P 500 Index
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and Class N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 17 for further information.
13 | OPPENHEIMER SELECT VALUE FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
—– Oppenheimer Select Value Fund (Class C)
– – Russell 3000 Value Index
• • • S&P 500 Index
14 | OPPENHEIMER SELECT VALUE FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
—– Oppenheimer Select Value Fund (Class N)
– – Russell 3000 Value Index
• • • S&P 500 Index
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and Class N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 17 for further information.
15 | OPPENHEIMER SELECT VALUE FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
—– Oppenheimer Select Value Fund (Class Y)
– – Russell 3000 Value Index
• • • S&P 500 Index
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C and Class N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 17 for further information.
16 | OPPENHEIMER SELECT VALUE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Investors should consider the Fund’s investment objectives, risks and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first offered on 11/26/02. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 2/27/04. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 2/27/04. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 2/27/04. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 2/27/04. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible
17 | OPPENHEIMER SELECT VALUE FUND

NOTES
family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER SELECT VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the
19 | OPPENHEIMER SELECT VALUE FUND

FUND EXPENSES Continued
“hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	November 1, 2007	April 30, 2008	April 30, 2008

Class A	$1,000.00	$873.50	$5.47

Class B	1,000.00	869.70	9.63

Class C	1,000.00	869.80	9.16

Class N	1,000.00	871.50	7.01

Class Y	1,000.00	874.60	3.92

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.05	5.89

Class B	1,000.00	1,014.62	10.37

Class C	1,000.00	1,015.12	9.87

Class N	1,000.00	1,017.40	7.55

Class Y	1,000.00	1,020.69	4.23
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended April 30, 2008 are as follows:

Class	Expense Ratios

Class A	1.17%

Class B	2.06

Class C	1.96

Class N	1.50

Class Y	0.84
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2008

	Shares	Value

Common Stocks—97.4%

Consumer Discretionary—5.5%

Hotels, Restaurants & Leisure—0.9%
Gaylord Entertainment Co., Cl. A1	206,600	$6,119,492

Media—4.6%
Cinemark Holdings, Inc.	704,732	10,437,081

Liberty Global, Inc., Series C1	575,467	19,105,504

		29,542,585

Consumer Staples—5.7%

Food Products—1.8%
ConAgra Foods, Inc.	508,670	11,984,265

Tobacco—3.9%
Altria Group, Inc.	273,030	5,460,600

Philip Morris International, Inc.[1]	382,830	19,535,815

		24,996,415

Energy—15.7%

Energy Equipment & Services—2.1%
Halliburton Co.	296,900	13,630,679

Oil, Gas & Consumable Fuels—13.6%
Alpha Natural Resources, Inc.[1]	114,500	5,570,425

Capital Product Partners LP	660,200	13,204,000

Devon Energy Corp.	168,700	19,130,580

Exxon Mobil Corp.	331,070	30,812,685

Marathon Oil Corp.	129,500	5,901,315

Murphy Oil Corp.	150,710	13,615,141

		88,234,146

Financials—22.1%

Capital Markets—12.8%
Credit Suisse Group, ADR	626,555	33,426,709

Goldman Sachs Group, Inc. (The)	168,600	32,264,982

UBS AG1	521,451	17,515,539

		83,207,230

Consumer Finance—1.6%
American Express Co.	215,170	10,332,463

Diversified Financial Services—2.2%
Citigroup, Inc.	560,900	14,173,943

Insurance—5.5%
Everest Re Group Ltd.	202,998	18,340,869

National Financial Partners Corp.	664,870	17,898,300

		36,239,169

Health Care—7.6%

Biotechnology—0.7%
Orexigen Therapeutics, Inc.[1]	348,690	3,703,088

Vanda Pharmaceuticals, Inc.[1]	289,673	1,022,546

		4,725,634

Health Care Providers & Services—1.1%
Skilled Healthcare Group, Inc., Cl. A1	21,140	255,794

WellPoint, Inc.[1]	131,100	6,522,225

		6,778,019

Pharmaceuticals—5.8%
Biodel, Inc.[1]	293,800	4,066,192

Johnson & Johnson	319,300	21,421,837

Medicines Co. (The)[1]	354,170	6,994,858

Schering-Plough Corp.	289,900	5,337,059

		37,819,946

Industrials—11.7%

Air Freight & Logistics—1.5%
Atlas Air Worldwide Holdings, Inc.[1]	160,592	9,744,723

Construction & Engineering—1.0%
Granite Construction, Inc.	187,200	6,420,960

Industrial Conglomerates—2.6%
Siemens AG, Sponsored ADR	142,580	16,888,601
F1 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Machinery—4.4%
Navistar International Corp.[1]	433,900	$28,528,925

Trading Companies & Distributors—2.2%
Aircastle Ltd.	974,400	13,622,112

Genesis Lease Ltd. ADS	52,900	714,150

		14,336,262

Information Technology—9.4%

Computers & Peripherals—2.0%
Sun Microsystems, Inc.[1]	818,835	12,822,956

Semiconductors & Semiconductor Equipment—7.4%
ASML Holding NV	445,600	12,637,216

Lam Research Corp.[1]	497,260	20,308,098

Varian Semiconductor Equipment Associates, Inc.[1]	423,800	15,523,794

		48,469,108

Materials—8.3%

Chemicals—6.2%
Eastman Chemical Co.	250,100	18,382,350

FMC Corp.	134,300	8,431,354

Lubrizol Corp. (The)	233,580	13,622,386

		40,436,090

Metals & Mining—2.1%
Carpenter Technology Corp.	259,100	13,286,648

Telecommunication Services—4.2%

Diversified Telecommunication Services—3.6%
AT&T, Inc.	597,420	23,126,128

Wireless Telecommunication Services—0.6%
Sprint Nextel Corp.	492,100	3,931,879

Utilities—7.2%

Electric Utilities—7.2%
Exelon Corp.	311,300	26,609,925

FirstEnergy Corp.	264,610	20,015,100

		46,625,025

Total Common Stocks
(Cost $613,209,063)		632,401,291

Investment Company—1.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 2.90%[2,3] (Cost $12,566,660)	12,566,660	12,566,660

Total Investments, at Value (Cost $625,775,723)	99.3%	644,967,951

Other Assets Net of Liabilities	0.7	4,529,004

Net Assets	100.0%	$649,496,955

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	April 30,	Gross	Gross	April 30,
	2007	Additions	Reductions	2008

Oppenheimer Institutional Money Market Fund, Cl. E	25,172,380	435,138,383	447,744,103	12,566,660

		Dividend
	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$12,566,660	$742,693

3.	Rate shown is the 7-day yield as of April 30, 2008.
See accompanying Notes to Financial Statements.
F2 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $613,209,063)	$632,401,291
Affiliated companies (cost $12,566,660)	12,566,660

644,967,951

Cash	278,858

Receivables and other assets:
Investments sold	7,183,148
Dividends	2,169,590
Shares of beneficial interest sold	2,012,849
Other	8,122

Total assets	656,620,518

Liabilities
Payables and other liabilities:
Investments purchased	3,855,336
Shares of beneficial interest redeemed	2,893,203
Distribution and service plan fees	123,769
Transfer and shareholder servicing agent fees	96,019
Shareholder communications	95,668
Trustees’ compensation	22,978
Other	36,590

Total liabilities	7,123,563

Net Assets	$649,496,955

Composition of Net Assets
Par value of shares of beneficial interest	$36,658

Additional paid-in capital	707,802,626

Accumulated net investment income	2,625,514

Accumulated net realized loss on investments	(80,160,071)

Net unrealized appreciation on investments	19,192,228

Net Assets	$649,496,955

F3 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $436,757,308 and 24,487,251 shares of beneficial interest outstanding)	$17.84
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$18.93

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,162,659 and 2,255,116 shares of beneficial interest outstanding)	$17.37

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $127,069,485 and 7,301,897 shares of beneficial interest outstanding)	$17.40

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,334,270 and 1,546,599 shares of beneficial interest outstanding)	$17.67

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $ 19,173,233 and 1,067,016 shares of beneficial interest outstanding)	$17.97
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $400,258)	$12,040,796
Affiliated companies	742,693

Interest	57,216

Other income	2,484

Total investment income	12,843,189

Expenses
Management fees	4,082,839

Distribution and service plan fees:
Class A	964,567
Class B	392,659
Class C	1,056,480
Class N	90,689

Transfer and shareholder servicing agent fees:
Class A	583,149
Class B	94,004
Class C	180,846
Class N	39,299
Class Y	11,206

Shareholder communications:
Class A	104,478
Class B	21,172
Class C	36,625
Class N	3,211
Class Y	2,697

Trustees’ compensation	18,520

Custodian fees and expenses	5,774

Other	58,726

Total expenses	7,746,941
Less reduction to custodian expenses	(2,322)
Less waivers and reimbursements of expenses	(14,935)

Net expenses	7,729,684

Net Investment Income	5,113,505
F5 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Loss
Net realized loss on investments from unaffiliated companies	$(71,255,789)

Net change in unrealized appreciation on investments	(15,745,387)

Net Decrease in Net Assets Resulting from Operations	$(81,887,671)

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended April 30,	2008	2007

Operations
Net investment income	$5,113,505	$848,131

Net realized gain (loss)	(71,255,789)	15,863,313

Net change in unrealized appreciation	(15,745,387)	26,868,895

Net increase (decrease) in net assets resulting from operations	(81,887,671)	43,580,339

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,420,947)	(633,818)
Class B	—	—
Class C	(117,183)	(4,089)
Class N	(76,861)	(21,788)
Class Y	(140,578)	(17,617)

	(2,755,569)	(677,312)

Distributions from net realized gain:
Class A	(13,212,436)	(3,070,700)
Class B	(1,247,377)	(526,219)
Class C	(3,742,464)	(858,028)
Class N	(591,818)	(139,348)
Class Y	(532,993)	(55,090)

	(19,327,088)	(4,649,385)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	300,244,055	108,803,314
Class B	15,087,002	13,451,029
Class C	92,899,241	28,288,447
Class N	20,544,925	5,716,795
Class Y	16,258,300	3,514,927

	445,033,523	159,774,512

Net Assets
Total increase	341,063,195	198,028,154

Beginning of period	308,433,760	110,405,606

End of period (including accumulated net investment income of $2,625,514 and $267,578, respectively)	$649,496,955	$308,433,760

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER SELECT VALUE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended April 30,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$20.44	$17.06	$14.88	$13.52	$10.17

Income (loss) from investment operations:
Net investment income (loss)	.21 [1]	.13 [1,2]	.09 [1]	.04 [1]	— [3]
Net realized and unrealized gain (loss)	(2.16)	3.80	2.69	1.84	3.75

Total from investment operations	(1.95)	3.93	2.78	1.88	3.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.09)	(.03)	—	—
Distributions from net realized gain	(.55)	(.46)	(.57)	(.52)	(.40)

Total dividends and/or distributions to shareholders	(.65)	(.55)	(.60)	(.52)	(.40)

Net asset value, end of period	$17.84	$20.44	$17.06	$14.88	$13.52

Total Return, at Net Asset Value[4]	(9.70)%	23.29%	18.92%	13.89%	37.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$436,757	$208,402	$73,716	$12,842	$6,706

Average net assets (in thousands)	$389,036	$121,668	$34,760	$11,568	$4,706

Ratios to average net assets:[5]
Net investment income (loss)	1.10%	0.70%[2]	0.56%	0.27%	(0.04)%
Total expenses	1.16%[6]	1.20%[6]	1.30%	1.35%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.20%	1.30%	1.33%	1.50%

Portfolio turnover rate	138%	107%	79%	85%	102%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $.05 and 0.28%, respectively, resulting from a special dividend from Ashland, Inc. in October 2006.

3.	Less than $0.005 per share.

4.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2008	1.16%
Year Ended April 30, 2007	1.20%
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER SELECT VALUE FUND

Class B Year Ended April 30,	2008	2007	2006	2005	2004[1]

Per Share Operating Data
Net asset value, beginning of period	$19.99	$16.75	$14.73	$13.51	$14.19

Income (loss) from investment operations:
Net investment income (loss)	.04 [2]	(.03)[2,3]	(.06)[2]	(.09)[2]	(.01)
Net realized and unrealized gain (loss)	(2.11)	3.73	2.65	1.83	(.67)

Total from investment operations	(2.07)	3.70	2.59	1.74	(.68)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	(.55)	(.46)	(.57)	(.52)	—

Total dividends and/or distributions to shareholders	(.55)	(.46)	(.57)	(.52)	—

Net asset value, end of period	$17.37	$19.99	$16.75	$14.73	$13.51

Total Return, at Net Asset Value[4]	(10.51)%	22.27%	17.79%	12.85%	(4.79)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,163	$30,500	$13,040	$2,121	$116

Average net assets (in thousands)	$39,218	$19,762	$5,924	$948	$44

Ratios to average net assets:[5]
Net investment income (loss)	0.20%	(0.16)%[3]	(0.39)%	(0.65)%	(1.19)%
Total expenses	2.03%[6]	2.07%[6]	2.27%	2.73%	5.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.03%	2.07%	2.24%	2.25%	2.25%

Portfolio turnover rate	138%	107%	79%	85%	102%

1.	For the period from February 27, 2004 (inception of offering) to April 30, 2004.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Net investment income per share and the net investment income ratio include $.05 and 0.28%, respectively, resulting from a special dividend from Ashland, Inc. in October 2006.

4.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2008	2.03%
Year Ended April 30, 2007	2.07%
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER SELECT VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended April 30,	2008	2007	2006	2005	20041

Per Share Operating Data
Net asset value, beginning of period	$20.03	$16.77	$14.73	$13.52	$14.19

Income (loss) from investment operations:
Net investment income (loss)	.06 [2]	(.01)[2,3]	(.04)[2]	(.10)[2]	(.01)
Net realized and unrealized gain (loss)	(2.12)	3.73	2.65	1.83	(.66)

Total from investment operations	(2.06)	3.72	2.61	1.73	(.67)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	— [4]	—	—	—
Distributions from net realized gain	(.55)	(.46)	(.57)	(.52)	—

Total dividends and/or distributions to shareholders	(.57)	(.46)	(.57)	(.52)	—

Net asset value, end of period	$17.40	$20.03	$16.77	$14.73	$13.52

Total Return, at Net Asset Value[5]	(10.45)%	22.38%	17.93%	12.77%	(4.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127,070	$54,058	$19,090	$4,439	$174

Average net assets (in thousands)	$105,695	$31,599	$9,872	$2,155	$51

Ratios to average net assets:[6]
Net investment income (loss)	0.35%	(0.08)%[3]	(0.27)%	(0.66)%	(1.01)%
Total expenses	1.94%[7]	1.99%[7]	2.13%	2.47%	5.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.99%	2.13%	2.25%	2.25%

Portfolio turnover rate	138%	107%	79%	85%	102%

1.	For the period from February 27, 2004 (inception of offering) to April 30, 2004.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Net investment income per share and the net investment income ratio include $.05 and 0.28%, respectively, resulting from a special dividend from Ashland, Inc. in October 2006.

4.	Less than $0.005 per share.

5.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6.	Annualized for periods less than one full year.

7.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2008	1.94%
Year Ended April 30, 2007	1.99%
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER SELECT VALUE FUND

Class N Year Ended April 30,	2008	2007	2006	2005	2004[1]

Per Share Operating Data
Net asset value, beginning of period	$20.29	$16.96	$14.81	$13.52	$14.19

Income (loss) from investment operations:
Net investment income (loss)	.16 [2]	.08 [2,3]	.04 [2]	(.02)[2]	(.01)
Net realized and unrealized gain (loss)	(2.16)	3.78	2.68	1.83	(.66)

Total from investment operations	(2.00)	3.86	2.72	1.81	(.67)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	(.07)	—	—	—
Distributions from net realized gain	(.55)	(.46)	(.57)	(.52)	—

Total dividends and/or distributions to shareholders	(.62)	(.53)	(.57)	(.52)	—

Net asset value, end of period	$17.67	$20.29	$16.96	$14.81	$13.52

Total Return, at Net Asset Value[4]	(10.01)%	22.98%	18.58%	13.37%	(4.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,334	$9,542	$2,701	$763	$7

Average net assets (in thousands)	$18,182	$5,150	$1,289	$438	$3

Ratios to average net assets:[5]
Net investment income (loss)	0.87%	0.45%[3]	0.24%	(0.13)%	(0.73)%
Total expenses	1.47%[6]	1.47%[6]	1.63%	1.79%	4.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.47%	1.46%	1.63%	1.74%	1.75%

Portfolio turnover rate	138%	107%	79%	85%	102%

1.	For the period from February 27, 2004 (inception of offering) to April 30, 2004.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Net investment income per share and the net investment income ratio include $.05 and 0.28%, respectively, resulting from a special dividend from Ashland, Inc. in October 2006.

4.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2008	1.47%
Year Ended April 30, 2007	1.47%
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER SELECT VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended April 30,	2008	2007	2006	2005	2004[1]

Per Share Operating Data
Net asset value, beginning of period	$20.57	$17.13	$14.91	$13.53	$14.19

Income (loss) from investment operations:
Net investment income	.28 [2]	.21 [2,3]	.14 [2]	.06 [2]	.01
Net realized and unrealized gain (loss)	(2.18)	3.84	2.71	1.84	(.67)

Total from investment operations	(1.90)	4.05	2.85	1.90	(.66)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.15)	(.06)	—	—
Distributions from net realized gain	(.55)	(.46)	(.57)	(.52)	—

Total dividends and/or distributions to shareholders	(.70)	(.61)	(.63)	(.52)	—

Net asset value, end of period	$17.97	$20.57	$17.13	$14.91	$13.53

Total Return, at Net Asset Value[4]	(9.44)%	23.88%	19.36%	14.03%	(4.65)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,173	$5,932	$1,859	$392	$1

Average net assets (in thousands)	$14,768	$2,577	$968	$175	$1

Ratios to average net assets:[5]
Net investment income	1.49%	1.15%[3]	0.89%	0.42%	0.26%
Total expenses	0.83%[6]	0.77%[6]	0.97%	1.18%	4.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.77%	0.97%	1.18%	1.25%

Portfolio turnover rate	138%	107%	79%	85%	102%

1.	For the period from February 27, 2004 (inception of offering) to April 30, 2004.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Net investment income per share and the net investment income ratio include $.05 and 0.28%, respectively, resulting from a special dividend from Ashland, Inc. in October 2006.

4.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2008	0.83%
Year Ended April 30, 2007	0.77%
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Select Value Fund (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation over the long-term. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected
F13 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investments in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F14 | OPPENHEIMER SELECT VALUE FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$2,736,302	$—	$71,993,243	$10,936,512

1.	As of April 30, 2008, the Fund had $71,984,589 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

2.	The Fund had $8,654 of straddle losses which were deferred.

3.	During the fiscal year ended April 30, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended April 30, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for April 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Accumulated Net
Increase to	Realized Loss
Paid-in Capital	on Investments[5]

$12,445	$12,445

5.	$12,445, including $664 of long-term capital gain, was distributed in connection with Fund share redemptions.
F15 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended April 30, 2008 and April 30, 2007 was as follows:

	Year Ended	Year Ended
	April 30, 2008	April 30, 2007

Distributions paid from:
Ordinary income	$9,684,400	$3,738,478
Long-term capital gain	12,398,257	1,588,219

Total	$22,082,657	$5,326,697

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$634,031,439

Gross unrealized appreciation	$49,318,924
Gross unrealized depreciation	(38,382,412)

Net unrealized appreciation	$10,936,512

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended April 30, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$10,425
Payments Made to Retired Trustees	2,671
Accumulated Liability as of April 30, 2008	16,891
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under
F16 | OPPENHEIMER SELECT VALUE FUND

the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F17 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2008		Year Ended April 30, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	24,126,971	$482,436,453	7,372,389	$136,331,880
Dividends and/or distributions reinvested	732,723	13,833,130	183,194	3,469,694
Redeemed	(10,567,336)	(196,025,528)	(1,682,588)	(30,998,260)

Net increase	14,292,358	$300,244,055	5,872,995	$108,803,314

Class B
Sold	1,607,256	$31,361,659	1,052,039	$18,766,112
Dividends and/or distributions reinvested	62,406	1,150,292	26,172	486,275
Redeemed	(940,615)	(17,424,949)	(330,734)	(5,801,358)

Net increase	729,047	$15,087,002	747,477	$13,451,029

Class C
Sold	6,150,121	$120,627,419	1,837,434	$33,281,239
Dividends and/or distributions reinvested	163,891	3,027,078	42,789	796,310
Redeemed	(1,711,377)	(30,755,256)	(319,298)	(5,789,102)

Net increase	4,602,635	$92,899,241	1,560,925	$28,288,447

Class N
Sold	1,291,277	$24,492,892	359,982	$6,599,603
Dividends and/or distributions reinvested	33,308	623,524	8,478	159,566
Redeemed	(248,266)	(4,571,491)	(57,441)	(1,042,374)

Net increase	1,076,319	$20,544,925	311,019	$5,716,795

Class Y
Sold	1,235,353	$24,628,629	201,177	$3,871,396
Dividends and/or distributions reinvested	34,770	660,284	3,818	72,665
Redeemed	(491,538)	(9,030,613)	(25,105)	(429,134)

Net increase	778,585	$16,258,300	179,890	$3,514,927

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$1,190,676,782	$748,904,331
F18 | OPPENHEIMER SELECT VALUE FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2008, the Fund paid $847,204 to OFS for services to the Fund.
      Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to
F19 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2008 for Class B, Class C and Class N shares were $346,037, $1,302,497 and $219,965, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

April 30, 2008	$731,162	$30,702	$68,449	$59,729	$3,449
Waivers and Reimbursements of Expenses. Effective February 27, 2004, the Manager has voluntarily undertaken to reimburse the Fund for “Total expenses” exceeding the following limits: 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares and 1.25% for Class Y shares. That voluntary undertaking may be revised or terminated by the Manager at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended April 30, 2008, the Manager waived $14,935 for IMMF management fees.
F20 | OPPENHEIMER SELECT VALUE FUND

5. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of April 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
F21 | OPPENHEIMER SELECT VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Select Value Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Value Fund, including the statement of investments, as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended April 30, 2004 and April 30, 2005, were audited by another independent registered public accounting firm, whose report dated May 26, 2005, expressed an unqualified opinion thereon.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Select Value Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
June 12, 2008
F22 | OPPENHEIMER SELECT VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.3538 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 17, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended April 30, 2008 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $11,671,875 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2008, $23,067 or 0.84% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $39,617 or 0.57% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER SELECT VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
22 | OPPENHEIMER SELECT VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment manage- ment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (finan- cial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research founda- tion) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfo- lios in the OppenheimerFunds complex.
23 | OPPENHEIMER SELECT VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Galli, Trustee (since 2005) Age: 74	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 2005) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2005) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2005) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2005) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2002) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Director of C-TASC (a privately-held bio-statistics company) (since May 2007). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2002) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
24 | OPPENHEIMER SELECT VALUE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2002) Age: 58	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs Leavy, Damian, Zack, Gillespie and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Leavy, Vice President and Portfolio Manager (since 2002) Age: 37	Senior Vice President of the Manager (since September 2000); Director of Equities of the Manager (since January 2007); Head of the Value Equity Investment Team of the Manager (until February 2007); portfolio manager of Morgan Stanley Dean Witter Investment Management (1997-September 2000). An officer of other portfolios in the OppenheimerFunds complex.

John Damian, Vice President and Portfolio Manager (since 2004) Age: 40	Vice President of the Manager (since September 2001); Senior Analyst/Director for Citigroup Asset Management (November 1999-September 2001); Senior Research Analyst for Pzena Investment Management (October 1997-November 1999). An officer of 2 portfolios in the OppenheimerFunds complex.
25 | OPPENHEIMER SELECT VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 57	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Manage- ment Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2002) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 37	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2002) Age: 59	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 103 portfolios in the OppenheimerFunds complex.
26 | OPPENHEIMER SELECT VALUE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip S. Gillespie, Assistant Secretary (since 2004) Age: 44	Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice President (2000-September 2004), Director (2000- September 2004) and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2002) Age: 42	Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994- October 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request.
27 | OPPENHEIMER SELECT VALUE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $19,900 in fiscal 2008 and $18,000 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Internal control reviews and professional services relating to FAS 123R.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Select Value Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	06/10/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	06/10/2008

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	06/10/2008